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                                           (SEC File Nos. 002-86082 / 811-03833)

                          MainStay VP Series Fund, Inc.

                          Supplement dated May 14, 2003
                       to the Prospectus dated May 1, 2003

1.    New Class of Shares

      On May 13, 2003, the Fund's Board of Directors adopted a Multiple Class Plan to permit the Fund to offer two class of shares of each of its portfolios, except the Cash Management Portfolio, "Initial Class" shares and "Service Class" shares. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, Service Class shares pay a distribution and service fee of 0.25% of average daily net assets to the distributor of its shares.

      Effective May 13, 2003, the shares of the Fund's portfolios offered in your May 1, 2002 prospectus, as it may be supplemented from time to time, including the shares of the Cash Management Portfolio, are Initial Class shares. Service Class shares of the portfolios will be offered in a separate prospectus. The Cash Management Portfolio will only offer Initial Class shares.

2.    For the Bond Portfolio

      a.    Resignation of Portfolio Manager.

            Albert R. Corapi, Jr. resigned his position as portfolio manager for the Bond Portfolio effective April 18, 2003. Donald F. Serek will remain as portfolio manager of the Bond Portfolio with a new portfolio manager, Thomas Volpe, Jr.

      b.    Portfolio Managers - Biographies.

            Mr. Corapi's biography is deleted from the Prospectus and the following biography for Mr. Volpe is added in the section titled "The Fund and its Management - Portfolio Managers - Biographies":

                  Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Securities Investment Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management


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                  areas.  Mr. Volpe holds a BA in Economics from the State
                  University of New York at Albany and a MBA in Finance from Adelphi University.

3. For all of the Portfolios (except the Bond and the Growth Equity Portfolios) - Address of Custodian, The Bank of New York.

      The address for The Bank of New York is 100 Church Street, New York, New York 10286.